UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 3, 2010

NEXT, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-25247	95-4675095
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7625 HAMILTON PARK DRIVE, SUITE 12, CHATTANOOGA, TENNESSEE 37421
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(423) 296-8213
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Payment and Release Agreement with Johnny's Signature, Inc.

On August 3, 2010, Next Marketing, Inc. ("Next Marketing"), a wholly owned subsidiary of Next, Inc., entered into a Payment and Release Agreement (the "JSI Agreement") with Johnny's Signature, Inc. ("JSI"), with respect to certain trade credit extended by JSI to Next Marketing in connection with Next Marketing's purchase of certain products from JSI (the "JSI Trade Debt").  The JSI Agreement provides that Next Marketing can satisfy and permanently extinguish all outstanding obligations to JSI with respect to the JSI Trade Debt through the payment of $171,873.70.

Payment and Release Agreement with Linter Industries Corp.

On September 1, 2010, Next Marketing entered into a Payment and Release Agreement (the "LIC Agreement") with Linter Industries Corp. ("LIC"), with respect to certain trade credit extended by LIC to Next Marketing in connection with Next Marketing's purchase of certain products from LIC (the "LIC Trade Debt").  The LIC Agreement provides that Next Marketing can satisfy and permanently extinguish all outstanding obligations to LIC with respect to the LIC Trade Debt through the payment of $227,087.35 (the "Payment Amount") by September 10, 2010 (the "Payment Date").  To the extent the Payment Amount is not satisfied by the Payment Date, the Payment Amount will bear interest at the rate of 16.0% per annum.

The foregoing description of the JSI Agreement and LIC Agreement are qualified in their entirety by reference to the full text of the agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed above in Item 1.01, Next Marketing entered into the JSI Agreement and LIC Agreement related to the JSI Trade Debt and LIC Trade Debt, respectively.  The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

10.1

Payment and Release Agreement between Next Marketing, Inc. and Johnny's Signature, Inc. dated August 3, 2010.

10.2

Payment and Release Agreement between Next Marketing, Inc. and Linter Industries Corp. dated September 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

September 7, 2010

By: /s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit Description

10.1

Payment and Release Agreement between Next Marketing, Inc. and Johnny's Signature, Inc. dated August 3, 2010.

10.2

Payment and Release Agreement between Next Marketing, Inc. and Linter Industries Corp. dated September 1, 2010.